Supplement to the
Fidelity® Select Portfolios®
April 29, 2004
Prospectus

The following information replaces similar information found in the "Fund Management" section beginning on page 78.

Yun-Min Chai is manager of Developing Communications Portfolio and Networking and Infrastructure Portfolio, which he has managed since May 2003 and July 2004, respectively. He also manages another Fidelity fund. Since joining Fidelity Investments in 1997, Mr. Chai has worked as a research analyst and portfolio manager.

Aaron Cooper is manager of Leisure Portfolio, which he has managed since June 2004. Mr. Cooper joined Fidelity Investments as a research intern in 1999 and joined the equity research group full-time in 2000, after receiving a bachelor of arts degree in economics from Harvard University.

Matthew Friedman is manager of Chemicals Portfolio, Cyclical Industries Portfolio, Energy Portfolio, and Natural Resources Portfolio, which he has managed since May 2004, May 2004, June 2004, and June 2004, respectively. Since joining Fidelity Investments in 1999, Mr. Friedman has worked as a research analyst and manager. Prior to joining Fidelity, Mr. Friedman was an investment banking analyst for Lehman Brothers in New York.

Charles Hebard is manager of Insurance Portfolio, which he has managed since June 2004. Mr. Hebard joined Fidelity Investments as a research analyst in 1999, after receiving an MBA from the Wharton School at the University of Pennsylvania. Previously, Mr. Hebard was an assistant vice president for Citicorp Securities Inc. in the Global Media and Communications division, from 1996 to 1997.

Robert Lee is manager of Food and Agriculture Portfolio, which he has managed since June 2004. Mr. Lee joined Fidelity Investments as a research analyst in 2001, after receiving an MBA from the Wharton School at the University of Pennsylvania. Previously, Mr. Lee was a financial analyst for Adshel Inc. from 1998 to 2000.

John Roth is manager of Consumer Industries Portfolio and Multimedia Portfolio, which he has managed since June 2004 and May 2004, respectively. Mr. Roth joined Fidelity Investments as a research analyst in 1999, after receiving an MBA from the MIT Sloan School of Management. Previously, Mr. Roth was an equity trader with Tucker Anthony in Boston from 1992 to 1997.

Nathan Strik is manager of Energy Service Portfolio, which he has managed since June 2004. Mr. Strik joined Fidelity Investments as a research analyst in 2002, after receiving an MBA from Stanford University Graduate School of Business. Previously, Mr. Strik was a consultant with The Boston Consulting Group from 1998 to 2000.

SEL-04-08 July 30, 2004
1.482105.164